UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2016

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199619	98-0500738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2nd Floor, Block 1, Xinzhongtai Cultural Pioneer Park,
1 Caiyun Road, Longcheng Blvd,
Longgang District, Shenzhen City,
Guangdong Province P.R.C.	518172
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 86-755-8989-6008

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On August 12, 2016, HKCMCPA Company Limited ("HKCMCPA") was appointed as the new independent registered public accounting firm for China Internet Cafe Holdings Group, Inc. (the "Company"). The decision to appoint HKCMCPA was approved by the Company's Board of Directors. Prior to engaging HKCMCPA on August 12, 2016, the Company has not consulted HKCMCPA regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with HKCMCPA regarding any disagreements with the Company's prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Simultaneously with the appointment of HKCMCPA, on August 12, 2016, DCAW (CPA) Limited ("DCAW") was terminated as the independent registered public accounting firm for the Company. The decision to change audit firms from DCAW to HKCMCPA was approved by the Company's Board of Directors.

The report of DCAW on the financial statements of the Company as of and for the years ended December 31, 2015 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company's years ended December 31, 2015 and 2014, and through August 12, 2016, there were no disagreements with DCAW any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to DCAW's satisfaction, would have caused DCAW to make reference to the subject matter of the disagreement in its reports on the Company's financial statements.

During the Company's years ended December 31, 2015 and 2014, and through August 12, 2016, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided DCAW with a copy of this Current Report on Form 8-K and DCAW has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of such letter, dated August 12, 2016, furnished by DCAW is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of DCAW (CPA) Limited dated August 12, 2016

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.
Dated: August 18, 2016
	By:	/s/ Dishan Guo
	Name:	Dishan Guo
	Title:	Chief Executive Officer

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